UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 29, 2022

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2022, the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc., a Delaware corporation (NASDAQ: OLLI) (the “Company”) announced changes to the Board. The Board: fixed the number of directors at eight (8); appointed Abid Rizvi as a member of the Board, as an independent director; and also appointed Mr. Rizvi to serve on the Audit Committee, both effective immediately.

The Board reviewed and discussed the qualifications of Mr. Rizvi as a director nominee, and determined that Mr. Rizvi qualifies as an “independent director” under the Nasdaq Stock Market Rules, Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and as set forth in its Corporate Governance Guidelines and Principles.

Mr. Rizvi currently serves as the Chief Executive Officer of AriZona Beverages, LLC (“AriZona Beverages”). He joined AriZona Beverages in 2016 and held various leadership positions before being appointed CEO in 2020. Mr. Rizvi also brings over 20 years of experience in consumer investment banking, serving as Managing Director and Head of Consumer and Retail Mergers & Acquisitions at RBC Capital Markets, LLC from 2014 to 2016, and the Americas Head of Consumer and Head of Consumer and Retail M&A at Jefferies Group LLC from 2010 to 2014. Mr. Rizvi started his investment banking career at Merrill Lynch & Co. where he rose to the position of Managing Director. He has extensive experience in business operations, mergers and acquisitions, and financings.

AriZona Beverages had sales with the Company of $2.1 million in 2021 and $1.9 million in 2022.

The Company will enter into an indemnification agreement with Mr. Rizvi. The terms of Mr. Rizvi’s indemnification agreement with the Company are described in the Company’s Registration Statement on Form S-1 (File No. 333-204942) and a form of such agreement was filed as Exhibit 10.9.1 to the registration statement.

A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release issued on November 29, 2022 of Ollie’s Bargain Outlet Holdings, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: November 29, 2022	By:	/s/ James J. Comitale
Name: James J. Comitale
Title: Senior Vice President, General Counsel & Corporate Secretary

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